MERRILL LYNCH INFLATION PROTECTED FUND

                         Supplement dated May 26, 2006
                    to the Prospectus dated March 17, 2006


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. announced that they had reached an agreement on a transaction (the "Transaction") to contribute Merrill Lynch's investment management business, operated by Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P.), to BlackRock to form a new asset management company. The Board of Trustees of Merrill Lynch Inflation Protected Fund (the "Fund") and the Board of Trustees of Master Inflation Protected Trust have each approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by BlackRock Inflation Protected Bond Portfolio ("BR Inflation Protected"), a portfolio of BlackRock Funds(SM), of substantially all of the assets and the assumption of substantially all of the liabilities of the Fund in exchange for newly-issued shares of beneficial interest of BR Inflation Protected (the "Reorganization"). The Reorganization is part of an effort to consolidate certain comparable funds to eliminate redundancies and achieve certain operating efficiencies. After the completion of the Reorganization, the Fund will be dissolved as a statutory trust under Delaware law and deregistered as an investment company under the Investment Company Act of 1940, as amended. It is a condition precedent to the Reorganization that the Transaction shall have been consummated.

The investment objectives of the Fund and BR Inflation Protected are similar but not identical. BR Inflation Protected seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Fund seeks to maximize real return consistent with preservation of capital. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

The Fund is a "feeder" fund that invests all of its assets in Master Inflation Protected Trust, which has the same investment objective and strategies as the Fund. BR Inflation Protected is not a feeder fund.

The Agreement and Plan provides that, if the Reorganization takes place, Fund shareholders will receive shares of BR Inflation Protected of the same or a similar class with an aggregate net asset value at the closing of the Reorganization equal to the net asset value of the shares of the Fund held immediately prior to the Reorganization.

A special meeting of shareholders of the Fund to consider approval or disapproval of the Agreement and Plan is expected to be held in August, 2006. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place during the fourth calendar quarter of 2006.

Code #19145-0306SUP